EXHIBIT 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the three and six months ended June 30,, 2017 of Creative Realities, Inc., as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Walpuck, as Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 14, 2017

By:	/s/ John Walpuck
John Walpuck
Chief Financial Officer and Chief Operating Officer